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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) October 11, 2006

                         HAMPTON ROADS BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)

              Virginia              005-62335          54-2053718
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    (State or other jurisdiction   (Commission        (IRS Employer
          of incorporation)        File Number)    Identification No.)

      999 Waterside Drive, Suite 200, Norfolk,          VA 23510
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      (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 11, 2006, Hampton Roads Bankshares, Inc. issued a press release announcing fiscal year-to-date and third quarter 2006 earnings. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01.     OTHER EVENTS.

The information appearing above pursuant to Item 2.02 "Results of Operations and Financial Condition" of this Form 8-K, including the press release attached as
Exhibit 99.1, is hereby incorporated by reference and filed under this
Item 8.01.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)            EXHIBITS:

EXHIBIT NO.    EXHIBIT TITLE
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99.1           Press release issued October 11, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Hampton Roads Bankshares, Inc.


Date  October 11, 2006                            By:  /s/ Jack W. Gibson
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                                                       Jack W. Gibson
                                                       President and
                                                       Chief Executive Officer

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